ATHOS-3 Phase 3 Study of LJPC-501 Positive Topline Results February 27, 2017

Forward-Looking Statement These slides contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the company’s future results of operations. These statements are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors, that may cause actual results to be materially different from those anticipated by the forward-looking statements. The company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Certain of these risks, uncertainties, and other factors are described in greater detail in the company’s filings with the U.S. Securities and Exchange Commission (SEC), all of which are available free of charge on the SEC’s web site www.sec.gov. These risks include, but are not limited to, risks relating to: the timing of the NDA submission for LJPC-501 and prospects for approval of the NDA; risks that the full data set from the ATHOS-3 study will not be consistent with the top-line results of the study; risks relating to the scope of product labels (if approved) and potential market sizes, as well as the broader commercial opportunity; the anticipated timing for regulatory actions; the success of future development activities; potential indications for which the company’s product candidates may be developed; and the expected duration over which the company’s cash balances will fund its operations. Subsequent written and oral forward-looking statements attributable to the company or to persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in the company’s reports filed with the SEC. The company expressly disclaims any intent to update any forward-looking statements. 2

Mission Statement La Jolla is dedicated to improving the lives of patients suffering from life-threatening diseases by discovering and developing innovative therapies

Catecholamine Resistant Hypotension (CRH) Remains a Major Unmet Medical Need

Shock: Deadly, Costly and Prevalent

- A well-characterized syndrome[1]
  - Occurs when the organs and tissue of the body do not receive an adequate flow of blood (oxygen) due to a lack of blood pressure (hypotension)
- Deadly
  - Mortality rate exceeds that of most acute conditions requiring hospitalization[2]
  - Can kill old and young alike within hours[2]
- Costly
  - Estimated costs are 2-3 times greater compared to other conditions
- Prevalent
  - Affects one-third of patients in the intensive care unit[1]



MORTALITY RATES COMPARED
≥50% mortality in patients with shock in the ICU[2]
30-day mortality rate[3]
14%
12%
16%
Shock
AMI
CHF
Pneumonia
Abbreviations: AMI=acute myocardial infarction; CHF=congestive heart failure.

1. Vincent JL, De Backer D. *N Engl J Med.* 2013;369(18):1726-1734. 2. Sviri S, Hashoul J, Stav I, van Heerden PV. *J Crit Care.* 2014;29(1):157-160. 3. Readmissions and deaths-national. Data.Medicare.gov website. https://data.medicare.gov/Hospital-Compare/Readmissions-and-Deaths-National/qqw3-t4ie/data. Accessed January 10, 2017

5

La Jolla Pharmaceutical

CMS Covered Charges for CRH Population Are Much Greater Than for Other Acute Hospital Conditions 6 Source: CMS FY14 Inpatient Public Use File (IPUF) $87,282 $42,243 $31,453 $30,702 CRH AMI CHF Pneumonia Weighted Average CMS Covered Charges Abbreviations: AMI=acute myocardial infarction; CHF=congestive heart failure.

U.S. Shock Patient Population and Treatment Paradigm 7 1. 9.42MM annualized vials (785K vials sold in January 2017 X 12); Symphony Health Solutions, 2017. 97% of vials sold for hypotensive shock; estimate based on medical literature. 13 vials used per patient; estimate based on Russell et al, N Engl J Med, 358:877-87, 2008 and Asfar et al, N Engl J Med, 370:1583-93, 2014 2. Wolters Kluwer PriceRx Pro, 2017 3. 3.01MM annualized vials (251K vials sold in January 2017 X 12); Symphony Health Solutions, 2017. 81% of vials sold for hypotensive shock; estimate based on medical literature. 10 vials used per patient; estimate based on Dunser et al, Circulation, 107:2313-2319, 2003 and Gordon et al, Crit Care Med, 42(6):1325-1333, 2014 4. Decision Resources Group market research First-Line Standard-of-Care Second-Line Standard-of-Care LJPC-501 Target Patient Population 555,479 361,684 332,189Patients Who Do Not Adequately Respond to Norepinephrine and Vasopressin Vasopressin: 244,000 Patients per Year3 $1,385 per Patient2 $338MM Sales Run Rate Norepinephrine: 703,000 Patients per Year1 $153 per Patient2 $108MM Sales Run Rate 196,000 Estimated Patients4

Randomized Study of Vasopressin

VASST Overall Survival[1]


Day 28 HR=0.90
(95%CI: 0.75-1.08)
P=0.27
Day 90 HR=0.88
(95%CI: 0.76-1.03)
P=0.10
Probability of Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.0
Vasopressin
Norepinephrine
0
10
20
30
40
50
60
70
80
90
Days since Initiation of the Study Drug

No. at Risk

Vasopressin	397	301	272	249	240	234	232	230	226	220
Norepinephrine	382	289	247	230	212	205	200	194	193	191

VASST=Vasopressin and Septic Shock Trial

1. Russell JA, Walley KR, Singer J, et al. for VASST Investigators. *N Engl J Med*. 2008;358(9):877-887

La Jolla Pharmaceutical

8

LJPC-501: The First Synthetic Human Angiotensin II Tested in a Randomized Phase 3 Study

LJPC-501: The First Synthetic Human Angiotensin II Tested in a Randomized Phase 3 Study 10 • LJPC-501 is a proprietary formulation of synthetic human angiotensin II, a naturally occurring regulator of blood pressure • Angiotensin II has been shown to raise blood pressure in a pilot, randomized, placebo-controlled, pilot study in CRH1, as well as in animal models of hypotension • Special Protocol Assessment (SPA) agreement reached with FDA for Phase 3 study design § Agreement reached that blood pressure can be the primary endpoint for approval • ATHOS-3 enrollment completed in Q4 2016 1. Chawla et al. Critical Care 2014, 18:534

Three Systems Work in Harmony to Regulate Blood Pressure

Existing Treatments for Shock Only Utilize Two Systems


SYMPATHETIC NERVOUS
RENIN ANGIOTENSIN-ALDOSTERONE
ARGININE-VASOPRESSIN

THERAPIES AND ASSOCIATED ADVERSE EVENTS

CATECHOLAMINES[1]: SYMPATHETIC NERVOUS
Prolonged elevated heart rate, tachyarrhythmia, acute cardiac arrest or death, pulmonary hypertension

VASOPRESSIN: ARGININE-VASOPRESSIN
Myocardial ischemia, decreases gut blood flow

RENIN ANGIOTENSIN-ALDOSTERONE
No current therapies

1. Catecholamines include: norepinephrine, epinephrine, dopamine, phenylephrine, ephedrine

11

La Jolla Pharmaceutical

Primary endpoint Percentage of patients achieving pre-specified target blood pressure response1 ATHOS-3 (Angiotensin II for the Treatment of High-Output Shock) Study Design 12 1. Mean Arterial Pressure (MAP) ≥ 75 mmHg OR a 10 mmHg increase from baseline MAP at 3 hours following the initiation of study treatment without an increase in standard-of-care vasopressors Patient population: • Adult patients with CRH • N=344 enrolled • N=321 treated Study Conducted In 74 Centers Across 9 Countries 1:1 double-blind randomization Placebo N=158 LJPC-501 N=163

ATHOS-3 Topline Results: Primary Endpoint Primary Efficacy Endpoint Placebo LJPC-501 P-Value Percentage of patients achieving pre-specified target blood pressure response1 23% 70% <0.00001 13 1. Mean Arterial Pressure (MAP) ≥ 75 mmHg OR a 10 mmHg increase from baseline MAP at 3 hours following the initiation of study treatment without an increase in standard-of-care vasopressors • Analysis of primary efficacy endpoint was highly statistically significant

ATHOS-3 Topline Results: Mortality Estimated Risk Reduction Hazard Ratio 1 95% Confidence Interval P-Value 22% 0.78 0.57-1.07 0.12 1. Proportional hazards estimate (unadjusted) of mortality to Day 28 comparing placebo-treated patients to LJPC-501-treated patients 14 • Trend toward longer survival observed

ATHOS-3 Topline Results: Safety Placebo LJPC-501 Percentage of patients experiencing at least one adverse event 92% 87% Percentage of patients discontinuing treatment due to an adverse event 22% 14% 15 • Throughout the study, safety outcomes were followed by an independent Data Safety Monitoring Board (DSMB) § The DSMB recommended that the study continue as originally planned

We plan to present and publish detailed results from ATHOS-3 later this year Thank You